SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  March 5, 2001



                               WSB HOLDING COMPANY
  ----------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



      Pennsylvania                      0-22997                 23-2908963
---------------------------          ---------------     -----------------------
(State or other jurisdiction         (SEC File No.)           (IRS Employer
of incorporation)                                         Identification Number)


807 Middle Street, Pittsburgh, Pennsylvania                       15212
----------------------------------------------------          ------------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (412) 231-7297
                                                    --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               WSB HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.           Other Events
                  ------------

On February 13, 2001, WSB Holding Company filed a Form 10QSB for the quarterly period ended December 31, 2000 ("Form 10QSB"). Basic and diluted earnings per share for the three months ended December 31, 2000 were incorrectly stated due to a mathematical error. The table below sets forth the earnings per share as previously reported in the Form 10QSB and as restated herein.

                         As previously reported               Restated
                          for the three months            for the three months
                         ended December 31, 2000         ended December 31, 2000
                         -----------------------         -----------------------

Earnings per share
         Basic                   $        0.14                 $       0.06
         Diluted                 $        0.14                 $       0.06

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    WSB HOLDING COMPANY



Date:  March 5, 2001                By:   /s/Robert D. Neudorfer
                                        ----------------------------------------
                                          Robert D.  Neudorfer
                                          President


                                    By:   /s/Ronald W. Moreshi
                                        ----------------------------------------
                                          Ronald W. Moreshi
                                          Executive Vice President and Treasurer